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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15d OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 22, 2006
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                          WILMINGTON TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                  1-14659                 51-0328154
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
      of incorporation)              Number)                   Number)

      Wilmington Trust Corporation
           Rodney Square North
        1100 North Market Street
          Wilmington, Delaware                                           19890
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:    (302) 651-1000
                                                    ----------------------------


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         (Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

At a meeting held on February 22, 2006, the Compensation Committee of the Board of Directors of Wilmington Trust Corporation (the "Corporation") established the annual objectives for bonus awards for certain of its officers for 2006 payable in 2007. Those objectives for Ted T. Cecala relate to accomplishment of designated business objectives, growth in the Corporation's net income for 2006 compared to peer institutions, and the Corporation's net income for 2006 compared to its business plan. The objectives for Robert V.A. Harra Jr., Rodney
P. Wood, and William J. Farrell II relate to accomplishment of designated objectives within each of the Regional Banking, Wealth Advisory Services, and Corporate Client Services businesses, respectively, growth in the Corporation's net income for 2006 compared to peer institutions, and the Corporation's net income for 2006 compared to its business plan. The objectives for David R. Gibson and Michael A. DiGregorio relate to accomplishment of designated business objectives, growth in the Corporation's net income for 2006 compared to peer institutions, and the Corporation's net income for 2006 compared to its business plan.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WILMINGTON TRUST CORPORATION


Dated: February 22, 2006                By: /s/ Ted T. Cecala
                                            ------------------------------------
                                        Name: Ted T. Cecala,
                                        Title: Chairman of the Board and
                                               Chief Executive Officer
                                               (Authorized Officer)